UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021  (March 24, 2021)

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On March 25, 2021, Coherent, Inc., a Delaware corporation (“Coherent”), II-VI Incorporated (“II-VI”), a Pennsylvania corporation, and Watson Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of II-VI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, the acquisition of Coherent will be accomplished through a merger of Merger Sub with and into Coherent (the “Merger”), with Coherent surviving the Merger.

Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each share of common stock of Coherent, par value $0.01 per share (the “Coherent Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of Coherent Common Stock owned by II-VI, Coherent, or any direct or indirect wholly owned subsidiary of II-VI or Coherent or (y) shares of Coherent Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time), will be cancelled and extinguished and automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”):

(A) $220.00 in cash, without interest (the “Cash Consideration”), plus

(B) 0.91 of a validly issued, fully paid and nonassessable share of Common Stock of II-VI, no par value per share (“II-VI Common Stock”) (such ratio, the “Exchange Ratio”).

Pursuant to the terms of the Merger Agreement, each Coherent restricted stock unit award (a “Coherent RSU”), other than Director RSUs (as defined below), outstanding immediately prior to the Effective Time will be automatically converted into time-based restricted stock units denominated in shares of II-VI Common Stock, entitling the holder to receive, upon settlement, a number of shares II-VI Common Stock equal to the number of shares of Coherent Common Stock subject to the Coherent RSU multiplied by the sum of (A) the Exchange Ratio, and (B) the quotient obtained by dividing the Cash Consideration by the volume weighted average price of a share of II-VI Common Stock for a 10 trading day period ending prior to the closing of the Merger (the “Closing”). For Coherent RSUs subject to performance-based vesting conditions and metrics, the number of shares of II-VI Common Stock subject to the converted Coherent RSUs will be determined after giving effect to the Coherent Board of Director’s determination of the number of Coherent RSUs earned, based on the greater of the target or actual level of achievement of such goals or metrics immediately prior to the Effective Time.

The converted Coherent RSUs generally will be subject to the same terms and conditions that applied to the awards immediately prior to the Effective Time, provided that any Coherent RSUs subject to performance-based vesting conditions will be subject solely to time- and service-based vesting. Each Coherent RSU that is outstanding as of the date of the Merger Agreement that is outstanding as of immediately prior to the Effective Time will be entitled to the following vesting acceleration benefits:

(A) for any holder of Coherent RSUs who is a participant under Coherent’s Change of Control and Leadership Change Severance Plan (the “CIC Plan”), the acceleration benefits under the CIC Plan upon such participant’s involuntary termination of employment in accordance with the terms and conditions set forth therein; and

(B) for any holder who is not a participant in the CIC Plan, the following vesting acceleration benefits upon his or her termination of employment by Coherent, II-VI or their respective subsidiaries without “cause” within the period beginning immediately following the date of the Closing and ending on the date that is 12 months following the date of the Closing (or, if earlier, December 31, 2022) (the “Qualifying Termination”), (A) if such holder’s Qualifying Termination occurs during calendar year 2021, the sum of: (x) 100% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2021 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2021 (and reduced by the total number of converted Coherent RSUs that vested in calendar year 2021 prior to such Qualifying Termination) plus (y) 50% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2022 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2022, or (B) if such holder’s Qualifying Termination occurs during calendar year 2022, 50% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2022 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2022 (and reduced by the total number of converted Coherent RSUs that vested in calendar year 2022 prior to such Qualifying Termination).

Each Coherent RSU granted to a non-employee member of Coherent’s Board of Directors (“Director RSUs”) (whether or not vested) that is outstanding immediately prior to the Effective Time will, automatically vest in full and be cancelled and converted into the right to receive the Merger Consideration as if such Director RSU had been settled in shares of Coherent Common Stock immediately prior to the Effective Time.

The Boards of Directors of Coherent and II-VI have unanimously approved the Merger and the Merger Agreement. The transaction is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), regulatory approvals in other applicable jurisdictions, including China, South Korea and Germany, the effectiveness of a registration statement on Form S-4 registering the shares of II-VI Common Stock to be issued in connection with the Merger, and approvals by the stockholders of II-VI and Coherent. The transaction is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of Coherent, II-VI and Merger Sub, including, (i) covenants by Coherent concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Closing, (ii) covenants by II-VI concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Closing, (iii) a covenant by Coherent that, subject to certain exceptions, the Board of Directors of Coherent will recommend to its stockholders the approval of the Merger and the adoption of the Merger Agreement, (iii) a covenant by II-VI that, subject to certain exceptions, the Board of Directors of II-VI will recommend to its stockholders the approval of the issuance of shares of II-VI Common Stock in connection with the Merger and the issuance of shares of II-VI preferred stock in connection with the Equity Investment (as defined below), and (iv) a covenant that II-VI and Coherent will not solicit, initiate, or knowingly encourage, facilitate or induce the making of an inquiry, offer or proposal that would reasonably be expected to lead to any Company Takeover Proposal or Parent Takeover Proposal, as applicable (each, as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for both Coherent and II-VI and provides that upon termination of the Merger Agreement under specified circumstances (including termination by Coherent to accept a superior proposal), Coherent may be required to pay II-VI a termination fee of $108.8 million. The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances (including termination by II-VI to accept a superior proposal), II-VI may be required to pay Coherent a termination fee of $337.7 million, and if the Merger Agreement is terminated for failure to obtain antitrust approval from a Chinese governmental entity, II-VI may be required to pay Coherent a termination fee of $500.0 million.

Pursuant to the Merger Agreement, II-VI will add two members of Coherent’s Board of Directors, designated by Coherent and reasonably acceptable to II-VI, to II-VI’s Board of Directors at the Closing, each of whom must qualify as an “independent director” under applicable rules and regulations of the Nasdaq Global Select Market, and II-VI has agreed to nominate them for reelection at II-VI’s first annual stockholders’ meeting that occurs after the Closing.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or a willful breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 1.02. Termination of a Material Definitive Agreement.

On March 24, 2021, Coherent notified Lumentum Holdings Inc. (“Lumentum”) that it was terminating the Amended and Restated Agreement and Plan of Merger, dated as of March 9, 2021, by and among Coherent, Lumentum, Cheetah Acquisition Sub, Inc. and Cheetah Acquisition Sub LLC, (the “Lumentum Merger Agreement”) and paid the $217.6 million termination fee contemplated by the Lumentum Merger Agreement to Lumentum in order to enter into the Merger Agreement.

Important Information and Where You Can Find It

In connection with the proposed transaction between II-VI Incorporated and Coherent (the “Proposed Transaction”), II-VI plans to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Coherent and II-VI and will constitute a prospectus with respect to shares of II-VI’s common stock to be issued to Coherent’s stockholders at the completion of the Proposed Transaction (the “Joint Proxy Statement/Prospectus”). Coherent and II-VI may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Coherent or II-VI may file with the SEC in connection with the Proposed Transaction. COHERENT STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC by Coherent and II-VI in connection with the Proposed Transaction through the website maintained by the SEC at www.sec.gov. Additional information regarding the participants in the solicitation of proxies in respect of the Proposed Transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

Coherent and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information regarding Coherent’s directors and executive officers, including a description of their direct and indirect interests in the Proposed Transaction, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus. Coherent stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Proposed Transaction, including the direct and indirect interests of Coherent directors and executive officers in the Proposed Transaction, which may be different than those of Coherent stockholders generally, by reading the Joint Proxy Statement/Prospectus and any other relevant documents (including any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC) that are filed or will be filed with the SEC relating to the Proposed Transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Coherent’s and its board of directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the completion of the Proposed Transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Coherent’s and II-VI’s businesses and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with II-VI (as amended, restated or supplemented from time to time), including the receipt of an unsolicited proposal from a third party (including MKS Instruments, Inc. or Lumentum); (iii) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the transaction or integrating the businesses of Coherent and II-VI; (iv) the impact of the COVID-19 pandemic and related private and public sector measures on Coherent’s business and general economic conditions; (v) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (vi) Coherent’s and II-VI’s ability to implement its business strategy; (vii) pricing trends, including Coherent’s and II-VI’s ability to achieve economies of scale; (viii) potential litigation relating to the Proposed Transaction that could be instituted against Coherent, II-VI or their respective directors; (ix) the risk that disruptions from the Proposed Transaction will harm Coherent’s or II-VI’s business, including current plans and operations; (x) the ability of Coherent or II-VI to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; (xii) uncertainty as to the long-term value of II-VI common stock; (xiii) legislative, regulatory and economic developments affecting Coherent’s and II-VI’s businesses; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Coherent and II-VI operate; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Coherent’s and/or II-VI’s financial performance; (xvii) restrictions during the pendency of the Proposed Transaction that may impact Coherent’s or II-VI’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Coherent’s and II-VI’s response to any of the aforementioned factors; (xix) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China; (xx) Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; and (xxi) failure to receive the approval of the stockholders of II-VI and/or Coherent. These risks, as well as other risks associated with the Proposed Transaction, are more fully discussed in the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the Proposed Transaction. While the list of factors presented here is, and the list of factors presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 25, 2021, by and among Coherent, Inc., II-VI Incorporated and Watson Merger Sub Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2021

COHERENT, INC.

	By:	/s/ Bret DiMarco
Bret DiMarco
Executive Vice President, Chief Legal Officer and Corporate Secretary